The Arbitrage Funds

May 25, 2012

Supplement to the Statement of Additional Information

dated October 1, 2012 (“SAI”)

The section of the SAI entitled “Management”, beginning on page 18 therein, is hereby restated in its entirety as follows:

MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request. In May 2012, the Board voted to increase the number of Trustees from five to six, and elected Robert Herrmann to fill the vacancy created by increasing the number of Trustees. The Board also voted to appoint Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant. The Board voted to appoint Mr. Lehman as an adviser to the Board with the expectation that within a couple of years it will call a meeting of shareholders to elect trustees and Mr. Lehman will be one of the nominees. The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board; provided, however, with respect to Messrs. Joel Ackerman, John Alvarado, Burtt Ehrlich, Jay Goldberg, Robert Herrmann, Burton Lehman (if elected a Trustee) and John Orrico, the mandatory retirement age is 77.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Interested Trustees:

John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 51)	Since May 2000	President, Secretary, Treasurer and Trustee	General Partner, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	2

Joel C. Ackerman* 295 Central Park West New York, NY 10024 (Age 66)	Since May 2000	Trustee	Private investor and consultant. During 2003, Partner with Crossroads Investments LP. Prior to September 2003, Partner of LRL Capital (hedge fund).	None	2

*

John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Joel C. Ackerman is an “interested person” because he was formerly employed by, and retains an indirect economic interest in, the Adviser.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Independent Trustees and Adviser to Board:

Burtt R. Ehrlich* 636 Riversville Road Greenwich Connecticut 06831 (Age 72)	Since March 2005	Trustee	Retired.	Member of the Board of Directors of Clarus Corporation and P.C. Group FWC.	2
Jay N. Goldberg Hudson Venture Partners 535 Fifth Avenue 14th Floor New York, NY 10017 (Age 68)	Since May 2000	Trustee	General Partner of Hudson Ventures (venture capital firm).	None	2

John C. Alvarado The Seaport Group 1200 Smith Street Suite 1600 Houston, TX 77002 (Age 52)	Since December 2003	Trustee	Managing Director of Energy Related Corporate Finance for The Seaport Group, a credit focused investment bank. Prior to joining The Seaport Group, Mr. Alvarado was Founder and Managing. Member of PowerCapital Partners, LLC, an energy related financial consulting firm (2000-2010).	None	2

Robert P. Herrmann 59 Rumson Road, Rumson, NJ 07760 (Age 49)	Since May 2012	Trustee	Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 - present). Previously, CEO and director of Loring Ward International, Ltd. and President of SA Funds-Investment Trust (2005-2009).	None	2

Burton Lehman 919 Third Avenue, New York, NY 10022 (Age 72)	Since May 2012	Adviser to the Board	Of Counsel for Schulte, Roth & Zabel (2007 – 2012). Previously, Senior Advisor and General Counsel of Tishman Speyer Properties (2003-2006) and Partner at Schulte Roth & Zabel (1969-2003).	None	2

*	Mr. Ehrlich is the only Trustee that is a director of a public company.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Executive Officers:

Matthew Hemberger 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 52)	Since May 2000	Vice President, Anti-Money Laundering Officer, Chief Compliance Officer	CFO (2002 – present) and Chief Compliance Officer (2000 – January 2012) of Water Island Capital, LLC.	N.A.	N.A.

Kim Storms ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 (Age 38)	Since August 2011	Chief Financial Officer	Director of Fund Administration
(2004-Present), Senior Vice President (2009-Present) and Vice President
			(2005-2009), ALPS Fund Services, Inc. Treasurer of ALPS ETF Trust; Assistant Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Tilson Investment Trust, and Financial Investors Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.*	N.A.	N.A.

*	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent for the Funds, and is an affiliated person of ALPS Distributors, Inc., the distributor of the Funds.

Qualification of Trustees

John S. Orrico has been a Trustee and portfolio manager of the Funds since their inception. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Ackerman, Ehrlich, Goldberg, Alvarado and Herrmann should serve as a Trustee. Each of Messrs. Ackerman, Ehrlich, Goldberg, Alvarado and Herrmann takes a conservative and thoughtful approach to addressing issues facing the Funds, which is beneficial to the Funds.

•

Joel C. Ackerman’s experience as a private investor and partner in a hedge fund provided him with a solid understanding of the investment management industry, and it honed his understanding of financial statements and the issues that confront businesses. Further, Mr. Ackerman’s diligent and thoughtful service as a Trustee of the Funds for over 12 years has provided him with a detailed understanding of the mutual fund industry.

•

Burtt R. Ehrlich’s longtime experience in the business world, most recently serving on the board of directors of public companies, has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Funds. Further, Mr. Ehrlich’s diligent and thoughtful service as a Trustee of the Funds for over 7 years has provided him with a detailed understanding of the mutual fund industry.

•

As the general partner of a venture capital firm, Jay N. Goldberg has gained a deep familiarity with the investment management industry and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses, which makes him a valuable resource to the Board. Further, Mr. Goldberg’s diligent and thoughtful service as a Trustee of the Funds for over 12 years has provided him with a detailed understanding of the mutual fund industry.

•

Serving as the managing director of Energy Related Corporate Finance for an investment bank, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Funds for over 8 years has provided him with a detailed understanding of the mutual fund industry.

•

Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial services industry data provider and his prior experience as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

The Board of Trustees determined that Burton Lehman should serve as an adviser to the Board because his extensive legal knowledge of the investment management industry, developed while serving as private counsel and as in-house counsel, is valuable in assisting the Funds as they navigate the complex regulations applicable to them.

Board Leadership Structure

The Board of Trustees has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Trust does not have a Chairman of the Board. As President of the Trust, Mr. Orrico is the presiding officer at all meetings of the Board of Trustees. In May 2012, Mr. Ehrlich was appointed Independent Lead Trustee of the Board. In this capacity, Mr. Ehrlich will chair executive sessions of the Independent Trustees, advise the officers of the Funds with respect to agenda and information needs relating to Board meetings, oversee the self-evaluation of the Board, monitor action items developed at Board meetings, serve as a liaison between the Independent Trustees and the officers of the Funds and the Adviser, and perform such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed an Independent Lead Trustee to enhance its leadership structure. The Board believes its leadership structure is appropriate and effective, particularly in light of the addition of an Independent Lead Trustee, as it has served the Funds well for over ten years, during which time the Trust has delivered positive returns for its investors.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Trust has an Audit Committee consisting solely of the three Independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Trustees has an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Audit Committee held two meetings during the fiscal year ended May 31, 2011.

The Board of Trustees has a Pricing Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Pricing Committee reports its determinations to the full Board. The members of the Pricing Committee are John Orrico, Todd Munn, Roger Foltynowicz, Matthew Hemberger and Kim Storms. The Pricing Committee met two times during the fiscal year ended May 31, 2011.

The Board of Trustees has a Nominating Committee, which is generally responsible for recommending to the Board of Trustees a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board of Trustees. However, while the plan of distribution pursuant to Rule 12b-1 under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not ‘interested persons.” The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Nominating Committee did not meet during the fiscal year ended May 31, 2011.

The Board has not established a compensation committee or any committee performing similar functions.

Compensation

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2011. None of the executive officers receive compensation from the Trust. Mr. Herrmann was elected as a Trustee in May 2012, and Mr. Lehman was appointed as an adviser to the Board in May 2012. So, neither Mr. Herrmann nor Mr. Lehman received any compensation from the Trust for the fiscal year ended May 31, 2011.

For the fiscal year ending May 31, 2012, the Trustees who are not interested persons of the Funds will receive $30,000 per year for serving as Trustees, with the chairperson of the Audit Committee receiving an additional $2,000 per year for serving as chair of the Audit Committee. For the fiscal year ending May 31, 2013, the Trustees who are not interested persons of the Funds will receive $40,000 per year for serving as Trustees, to be paid in quarterly installments of $10,000, as well as a per meeting fee of $2,500 for each meeting attended either telephonically or in person.

The Trustees receive no additional compensation for serving on committees of the Board or for serving as a chairman to a committee or as Independent Lead Trustee. Prior to the start of each quarter beginning in fiscal year 2013, the Trustees may elect to receive compensation for the upcoming fiscal quarter in the form of cash or in shares of the Funds, which shall be split equally by the Funds with the number of shares to be issued by each Fund to be determined by the net asset value calculated on the penultimate business day of each calendar quarter or on the meeting date, as applicable.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustees:

John S. Orrico	None	None	None	None

Joel C. Ackerman	None	None	None	None

Independent Trustees:

Burtt R. Ehrlich	$30,000	None	None	$30,000

Jay N. Goldberg	$30,000	None	None	$30,000

John C. Alvarado	$32,000	None	None	$32,000

Trustee Ownership of Fund Shares

The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2011. Mr. Herrmann was elected as a Trustee in May 2012, and Mr. Lehman was appointed as an adviser to the Board in May 2012, and neither currently owns any shares of the Funds.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Interested Trustees:
John S. Orrico	The Arbitrage Fund	Over $100,000	Over $100,000
	The Arbitrage Event-Driven Fund	Over $100,000

Joel C. Ackerman	The Arbitrage Fund	None	None
	The Arbitrage Event-Driven Fund	None

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Independent Trustees:

Burtt R. Ehrlich	The Arbitrage Fund	$10,001-$50,000	$10,001-$50,000
	The Arbitrage Event-Driven Fund	None

Jay N. Goldberg	The Arbitrage Fund	Over $100,000	Over $100,000
	The Arbitrage Event-Driven Fund	None

John C. Alvarado	The Arbitrage Fund	$10,001-$50,000	$10,001-$50,000
	The Arbitrage Event-Driven Fund	None

In May 2012, the Board of Trustees adopted a policy that each Trustee, and the adviser to the Board, shall have a minimum investment in the Funds in the aggregate of $50,000. The policy contemplates that an Independent Trustee whose investment is below the $50,000 minimum shall be deemed to be in compliance with such policy as long as the Independent Trustee does not redeem any shares of the Funds.

The section of the SAI entitled “Independent Registered Public Accounting Firm”, beginning on page 41 therein, is hereby restated in its entirety as follows:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, MN, 55402-4509, as independent registered public accounting firm for the fiscal year ending May 31, 2012. Ernst & Young LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting and tax matters.

* * *

The date of this Supplement is May 25, 2012.

Please retain this Supplement for future reference.